UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2008
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                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                 File No. 1-8989                 13-3286161
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation) Number)

            383 Madison Avenue, New York, New York            10179
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           (Address of principal executive offices)         (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information described in Item 8.01 below is incorporated by reference herein.

Item 8.01.  Other Events.

The Bear Stearns Companies Inc. (the "Company") experienced a significant liquidity crisis during the end of the week of March 10, 2008 that seriously jeopardized its financial viability. On March 16, 2008, the Company and JPMorgan Chase & Co. ("JPMorgan Chase") entered into an agreement and plan of merger following the significant liquidity crisis. On March 24, 2008, the Company and JPMorgan Chase entered into an amendment to the agreement and plan of merger (as amended, the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, a wholly-owned subsidiary of JPMorgan Chase will merge with and into the Company with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of JPMorgan Chase.

On January 29, 2008, the Company filed with the Securities and Exchange Commission (the "SEC") its Annual Report on Form 10-K for the fiscal year ended November 30, 2007 (the "2007 Form 10-K"). On March 31, 2008, the Company filed with the SEC an amendment to the 2007 Form 10-K to include information previously omitted from the 2007 Form 10-K in reliance on General Instruction G to Form 10-K, which provides that registrants may incorporate by reference certain information from a definitive proxy statement which involves the election of directors if such definitive proxy statement is filed with the SEC within 120 days after the end of the fiscal year. As a result of the proposed merger, the Company's definitive proxy statement was not filed before March 29, 2008 (i.e., within 120 days after the end of the Company's 2007 fiscal year).

JPMorgan Chase will file with the SEC a Registration Statement on Form S-4 to register under the Securities Act of 1933, as amended, the shares of JPMorgan Chase common stock to be issued to the Company's stockholders in the merger (the "Registration Statement"). The Registration Statement will incorporate by reference the 2007 Form 10-K, as amended.

The Company is filing this report to provide disclosure regarding the liquidity crisis that the Company experienced during the end of the week of March 10, 2008 and related events in: (i) the historical consolidated statements of financial condition of the Company as of November 30, 2007 and 2006, and the related consolidated statements of income, comprehensive income, cash flows and changes in stockholders' equity for each of the three years in the period ended November 30, 2007 and the related management's discussion and analysis of financial condition and results of operations; and (ii) the historical condensed statement of financial condition of The Bear Stearns Companies Inc. (Parent Company Only) as of November 30, 2007 and 2006, and the related condensed statements of income and cash flows for each of the three years in the period ended November 30, 2007 prior to the incorporation of such financial statements and management's discussion and analysis of financial condition and results of operations into the Registration Statement.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the historical consolidated statements of financial condition of the Company as of November 30, 2007 and 2006, and the related consolidated statements of income, comprehensive income, cash flows and changes in stockholders' equity for each of the three years in the period ended November 30, 2007 and the related management's discussion and analysis of financial condition and results of operations, which have been updated to provide disclosure regarding the liquidity crisis that the Company experienced during the end of the week of March 10, 2008 and related events. No changes have been made as a result of updating "Management's Discussion and Analysis of Financial Condition and Results of Operations" as presented in the 2007 Form 10-K, as filed with the SEC on January 29, 2008, except for "Management's Discussion and Analysis of Financial Condition and Results of Operations--Recent Developments". No changes have been made as a result of updating the historical consolidated financial statements of the Company and notes thereto contained in the 2007 Form 10-K, as filed with the SEC on January 29, 2008, except for Note 23 to the consolidated financial statements of the Company. There are no amendments or restatements of the historical consolidated statements of financial condition of the Company as of November 30, 2007 and 2006, or the related consolidated statements of income, comprehensive income, cash flows and changes in stockholders' equity for each of the three years in the period ended November 30, 2007. A Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008, is also included as part of Exhibit 99.1.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the historical financial statement schedule (Schedule I) of the condensed statements of financial condition of The Bear Stearns Companies Inc. (Parent Company Only) as of November 30, 2007 and 2006, and the related condensed statements of income and cash flows for each of the three years in the period ended November 30, 2007, which has been updated to provide disclosure regarding the liquidity crisis that the Company experienced during the end of the week of March 10, 2008 and related events. No changes have been made as a result of updating the historical condensed financial information of The Bear Stearns Companies Inc. (Parent Company Only) and notes thereto contained in the 2007 Form 10-K, as filed with the SEC on January 29, 2008, except for Note 4 to the condensed financial information of The Bear Stearns Companies Inc. (Parent Company Only). There are no amendments or restatements of The Bear Stearns Companies Inc.'s (Parent Company Only) historical condensed statements of financial condition as of November 30, 2007 and 2006, or the related condensed statements of income and cash flows for each of the three years in the period ended November 30, 2007. A Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008, is also included as part of
Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.       Description
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99.1        Management's discussion and analysis of financial condition and results of operations and historical audited consolidated financial statements of The Bear Stearns Companies Inc. as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, reflecting updated footnote disclosures. Also included is a Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008.

99.2 Historical Financial Statement Schedule (Schedule I) of the condensed financial information of The Bear Stearns Companies Inc. (Parent Company Only) as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, reflecting updated footnote disclosures. Also included is a Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008.

99.3        Consent of Deloitte & Touche LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE BEAR STEARNS COMPANIES INC.



                                 By: /s/ Jeffrey M. Farber
                                    -------------------------------------------
                                    Jeffrey M. Farber
                                    Senior Vice President - Finance, Controller
                                    (Principal Accounting Officer)


Date: April 11, 2008

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K


                                 CURRENT REPORT


                                  EXHIBIT INDEX


                                  -------------


Exhibit No.       Description
-----------       -----------

99.1 Management's discussion and analysis of financial condition and results of operations and historical audited consolidated financial statements of The Bear Stearns Companies Inc. as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, reflecting updated footnote disclosures. Also included is a Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008.

99.2 Historical Financial Statement Schedule (Schedule I) of the condensed financial information of The Bear Stearns Companies Inc. (Parent Company Only) as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, reflecting updated footnote disclosures. Also included is a Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008.

99.3        Consent of Deloitte & Touche LLP.